SUPPLEMENT DATED FEBRUARY 9, 2004
           TO THE PROXY STATEMENT / PROSPECTUS DATED JANUARY 29, 2004

                  Relating to the acquisition of the assets of
                 PORTFOLIO S - SHORTER TERM (THE "BABSON FUND"),
        a separate series of D.L. BABSON BOND TRUST (THE "BABSON TRUST"),


                By and in exchange for shares of capital stock of
              RBC QUALITY INCOME FUND (THE "QUALITY INCOME FUND"),
         a separate series of RBC FUNDS, INC. (THE "ACQUIRING COMPANY")

                                ---------------

Within the Tax Considerations section on pages 19 - 20, the first sentence of the fifth paragraph is replaced with the following:

As of October 31, 2003, the Babson Fund had a net capital loss carry forward of approximately $1,603,390, and no net capital losses or net unrealized built-in capital losses for the current taxable year.




                                                                             BBS